QUARTERLY REPORT
                                 JUNE 30, 2004

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                   July 31, 2004

Dear Fellow Shareholders:

  In the first six months of 2004, the various market indices experienced little movement one way or another. Market participants are continuing to sort out economic and stock market data, and at this juncture, there is plenty of fodder for both the bulls and the bears to make their case. On the bullish side, the economy is clearly continuing to expand, with added jobs, relatively benign inflation, increased productivity and strong corporate profits through the first half. On the bearish side, one could argue that the inflation numbers that we receive from the Bureau of Labor Statistics (which remove food and fuel, both of which have experienced rapid increases in the last 12 months) understates inflation by a significant margin. Additionally, the Fed has now embarked, albeit gradually, on what appears to be a period of interest rate increases; corporate profits, in percentage terms, will likely not be as robust in the second half of the year as in the first; while economic recovery is in place, it may not be as strong as many had believed at the beginning of the year; and finally, the international and domestic political scenes are unsettled at best. The period of relatively low volatility and listlessness in the various market indices will likely persist until we gain clarification of the variables. While the strong earnings performance of the last 12 months, coupled with the flattish markets, have lowered the overall valuation levels of most stocks, the market today cannot be characterized as "cheap." Your Focus Fund team, however, continues to direct its efforts in search of attractive securities; and while it is clearly harder to do so, given the strong gains of 2003, we believe they have an attractively structured and priced portfolio for the next several quarters.

As always, we thank you for your continued support and investment in the FMI Focus Fund.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

          100 E. Wisconsin Ave. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

                                                                   July 28, 2004

Dear Fellow Shareholders:

  The FMI Focus Fund declined 1.37% in the second quarter versus a 0.47% gain for the Russell 2000 Index. Similar to the first quarter, our over-weighted position in information technology (IT) and the semiconductor equipment industry proved to be the culprits. We continue to believe our investments in these areas will bear fruit, but it has been frustrating, particularly coming off such a good year in 2003, when the Fund appreciated by over 48%. We thought it would be helpful to review our original case for the technology investments.

  Recall the substantial market decline in the fall of 2002. Technology stocks were hit particularly hard. At the time, we decided the opportunity was sufficient to establish a "wrecked tech" basket of about 35 companies meeting our investment tenets. The basket amounted to about 30% of the Fund.

  We elected to take a basket approach to limit individual company risk. Even though each of the 35 companies met our "5 Pillars" criteria,+<F1> the business models of technology companies are inherently risky (i.e. short product cycles and rapid obsolescence potential) and, in our opinion, require more diversification. So we prudently spread our bets across a number of companies.

  At the time, we also felt the "wrecked tech" sub-portfolio made sense from a cyclical standpoint. Both fiscal (tax cuts) and monetary (money supply and interest rates) policies were extremely stimulative and we felt the economy was starting to respond. Corporate spending on IT, which can be discretionary/postponable in the short-term, had been on hold for several years following the Y2K/Internet bust. Our research suggested pent up demand for computers, storage, software and IT services in some niche areas.

  Historically, as the economy picked up and corporate earnings strengthened, spending on IT would kick into gear. Our valuation discipline very often keeps us out of tech for much of the cycle, so we viewed the fall of 2002 as an opportunity to buy-in at very attractive entry points. The following year, 2003, proved to be great for tech stocks generally, but the underlying earnings pick-up was slow to develop. Corporate IT buyers proved to be very conservative with respect to buying computers and the like. By early 2004, IT spending continued to be slow, which made our now not-so-wrecked tech portfolio look a little rich and vulnerable.

  In retrospect, we should have reduced the position and taken some profits. However, we thought we were on the cusp of the spending pick-up and decided to stay in for a few more hands. Obviously, that turned out to be a mistake. Ironically, some of the stocks are back to where we originally purchased them, and we believe, are finally close to a true spending pick-up. Given that outlook, we will be patient and wait for the pick-up, but be much more vigilant on the sell-side this time around.

  We would also point out that several of our technology oriented investments are more interesting than just "playing the cycle." We have written in the past about Unova and Symbol Technologies. Both of these companies have important positions in the bar coding industry and both will benefit from the emerging RFID movement.

  As we wrote about in the last shareholder letter, Wal-Mart has mandated that its major suppliers become RFID compliant. RFID or Radio Frequency Identification entails embedding tiny radio tags in pallets of products moving through warehouses and then points throughout the distribution channel. Wal-Mart will be better able to manage its supply by always knowing where product is. Have you ever had your luggage misplaced by an airlineo Now airports are starting to install RFID systems and will put an RFID tag on your luggage so they can be monitored and tracked. Unova, through its Intermec division, and Symbol Technologies are the leading players in RFID. We envision substantial growth opportunities for both companies. For various reasons both stocks are currently reasonably valued.

  We hope the discussion puts our performance and technology investment in perspective. We would remind our investors that technology only constitutes about 20% of the portfolio currently. It has had an outsized influence on performance and as such warranted an outsized discussion.

  As for the outlook for the general stock market, we are neither particularly bullish nor bearish. The market has been struggling with major issues. Uncertainty with respect to terrorism, the Presidential election, rising interest rates, and energy prices are all weighing on the market. While it is true that the economy is strong, investors are concerned about the potential for slowing corporate earnings next year and the potential for something other than a soft landing in China.

  On the last topic, we recently visited China on a research trip and came away with the same feeling we had last time. China is in the early stages of its development. We believe it holds the potential to be the engine of growth for the world economy for years to come. Many of our American companies stand to benefit. Yet, there are many risks in the short term. The country has a multiple of the bad loans we did during our Savings & Loans Crisis in the late 1980s and early 1990s. Also, some of the Chinese industries, such as Steel, Cement and Real Estate show obvious signs of overheating. The Chinese government has opted not to use traditional economic policies such as raising interest rates to slow the economy down. Rather, they are dictating by judicial fiat, in effect, directly forcing certain industries to slow or stop altogether certain projects. They are new at this, and are taking an unconventional approach. This entails risks in the short run. As the potential engine of world economic growth, investors must take heed of this situation.

  Having outlined the obvious, and perhaps not so obvious, "big picture" risks, our game plan continues to be the same as always, searching for companies that meet our investment criteria outlined in previous letters. We currently have an above average level of cash. Last year's market strength was broad-based, leaving many stocks fully valued, in our opinion. We will continue to patiently look for opportunities; however market weakness is certainly creating more opportunities and the further it corrects, the better the opportunities for deploying the cash.

  In future shareholder reports, we anticipate returning to reviewing more individual companies as we have in the past. We truly appreciate your patience during this past six months and believe your patience will be rewarded.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, CFA             Glenn W. Primack
Portfolio Manager                Portfolio Manager

+<F1> Our 5 Pillars of investment are: discount to private market value, strategic position in the industry, growth prospects, attractive industry cycle and good management.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 6/30/04 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

    Date        FMI Focus Fund        Standard & Poor's 500      Russell 2000
    ----        --------------        ---------------------      ------------
  12/16/96          $10,000                  $10,000                $10,000
  12/31/96          $10,245                  $10,280                $10,350
   3/31/97          $10,736                  $10,549                 $9,815
   6/30/97          $12,709                  $12,390                $11,406
   9/30/97          $16,796                  $13,333                $13,103
  12/31/97          $17,391                  $13,712                $12,664
   3/31/98          $19,876                  $15,626                $13,938
   6/30/98          $19,687                  $16,145                $13,289
   9/30/98          $17,838                  $14,553                $10,611
  12/31/98          $23,561                  $17,654                $12,342
   3/31/99          $22,826                  $18,533                $11,673
   6/30/99          $27,450                  $19,840                $13,488
   9/30/99          $26,372                  $18,599                $12,634
  12/31/99          $36,309                  $21,367                $14,965
   3/31/00          $46,693                  $21,858                $16,025
   6/30/00          $47,926                  $21,277                $15,419
   9/30/00          $50,634                  $21,071                $15,590
  12/31/00          $44,803                  $19,424                $14,513
   3/31/01          $40,107                  $17,121                $13,568
   6/30/01          $45,270                  $18,123                $15,507
   9/30/01          $35,815                  $15,463                $12,283
  12/31/01          $45,939                  $17,116                $14,874
   3/31/02          $48,707                  $17,163                $15,466
   6/30/02          $42,035                  $14,863                $14,174
   9/30/02          $32,363                  $12,295                $11,141
  12/31/02          $35,721                  $13,332                $11,827
   3/31/03          $33,933                  $12,912                $11,296
   6/30/03          $42,160                  $14,901                $13,942
   9/30/03          $45,643                  $15,296                $15,208
  12/31/03          $52,906                  $17,159                $17,416
   3/31/04          $53,466                  $17,448                $18,506
   6/30/04          $52,735                  $17,749                $18,593

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 6/30/04

                                                                          Annualized Total   Annualized Total Return*<F2>
                     Total Return*<F2>   Total Return*<F2> For the   Return*<F2> For the 5           Through 6/30/04 From
                         Last 3 Months          Year Ended 6/30/04     Years Ended 6/30/04        Fund Inception 12/16/96
                         -------------          ------------------     -------------------        -----------------------
FMI Focus Fund                  -1.37%                      25.08%                  13.95%                         24.68%
Standard &Poor's 500             1.72%                      19.11%                  -2.20%                          7.91%
Russell 2000                     0.47%                      33.37%                   6.63%                          8.58%

*<F2> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Performance data quoted represents past performance; past performance
       ---------------------------------------------------------------------
       does not guarantee future results.  Investment return and principal
       ----------------------------------
       value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fiduciarymgt.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FMI Focus Fund
STATEMENT OF NET ASSETS
June 30, 2004 (Unaudited)

  SHARES                                                         VALUE (B)<F4>
  ------                                                         -------------
LONG-TERM INVESTMENTS -- 83.3% (A)<F3>
COMMON STOCKS -- 79.6% (A)<F3>

CONSUMER DISCRETIONARY SECTOR -- 12.0%
--------------------------------------
               LEISURE -- 1.6%
  1,218,600    Northwest Airlines Corp.                         $   13,550,832
    120,000    Royal Caribbean Cruises Ltd.                          5,209,200
                                                                --------------
                                                                    18,760,032

               MEDIA -- 6.7%
    740,600    Emmis Communications Corp.                           15,537,788
    414,200    Hearst-Argyle Television, Inc.                       10,678,076
     69,252    Liberty Media International, Inc.                     2,569,249
  1,385,052    Liberty Media Corp.                                  12,451,618
    501,400    Mediacom Communications Corp.                         3,920,948
    593,900    Pinnacle Systems, Inc.                                4,246,385
    997,100    PRIMEDIA Inc.                                         2,771,938
    165,500    Radio One, Inc. CL D                                  2,649,655
    134,500    Radio One, Inc.                                       2,166,795
    467,700    Sinclair Broadcast Group, Inc.                        4,803,279
    485,000    Spanish Broadcasting
                 System, Inc.                                        4,515,350
  1,027,300    Young Broadcasting Inc.                              13,508,995
                                                                --------------
                                                                    79,820,076

               SPECIALTY RETAIL -- 3.7%
    395,000    Gymboree Corp.                                        6,067,200
    251,900    Jos. A. Bank Clothiers, Inc.                          7,907,141
    495,000    Polo Ralph Lauren Corp.                              17,052,750
    351,017    The Sports Authority, Inc.                           12,601,510
                                                                --------------
                                                                    43,628,601

CONSUMER STAPLES SECTOR -- 1.1%
-------------------------------
               FOOD & DRUG RETAILING -- 1.1%
    442,400    SUPERVALU INC.                                       13,541,864

ENERGY SECTOR -- 7.4%
---------------------
               OIL & GAS -- 3.2%
    248,300    Arch Coal, Inc.                                       9,085,297
    121,400    Kerr-McGee Corp.                                      6,527,678
    433,800    Noble Energy, Inc.                                   22,123,800
                                                                --------------
                                                                    37,736,775

               OIL & GAS EQUIPMENT
                 & SERVICES -- 4.2%
    385,600    Grant Prideco, Inc.                                   7,118,176
    846,000    Hanover Compressor Co.                               10,067,400
    206,000    National-Oilwell, Inc.                                6,486,940
  1,005,050    Pride International, Inc.                            17,196,405
    232,500    Transocean Inc.                                       6,728,550
    160,600    Willbros Group, Inc.                                  2,420,242
                                                                --------------
                                                                    50,017,713

FINANCIAL SERVICES SECTOR -- 5.8%
---------------------------------
               BANKS -- 1.3%
    363,825    Associated Banc-Corp                                 10,780,135
    204,500    Midwest Banc Holdings, Inc.                           4,560,350
      7,000    Summit Bancshares, Inc.                                 203,700
                                                                --------------
                                                                    15,544,185

               INSURANCE -- 4.5%
    337,000    PartnerRe Ltd.                                       19,118,010
    310,800    Platinum Underwriters
                 Holdings, Ltd.                                      9,457,644
    614,400    Reinsurance Group of
                 America, Inc.                                      24,975,360
                                                                --------------
                                                                    53,551,014

HEALTHCARE SECTOR -- 4.6%
-------------------------
               BIOTECHNOLOGY -- 1.3%
    169,800    Genitope Corp.                                        1,676,096
    305,400    ICON PLC - SP ADR                                    13,434,546
                                                                --------------
                                                                    15,110,642

               EQUIPMENT & SUPPLIES -- 3.3%
    162,000    Bausch & Lomb Inc.                                   10,541,340
     25,800    Charles River Laboratories
                 International, Inc.                                 1,260,846
    597,700    PerkinElmer, Inc.                                    11,977,908
    941,900    PSS World Medical, Inc.                              10,549,280
    120,900    Varian Inc.                                           5,095,935
                                                                --------------
                                                                    39,425,309

INDUSTRIALS SECTOR -- 17.2%
---------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 5.1%
  1,493,700    Casella Waste Systems, Inc.                          19,642,155
    198,700    Information Holdings Inc.                             5,438,419
    148,200    Manpower Inc.                                         7,524,114
    442,500    ProQuest Co.                                         12,058,125
    548,800    Republic Services, Inc.                              15,882,272
                                                                --------------
                                                                    60,545,085

               INDUSTRIAL ELECTRONIC EQUIPMENT
                 & MACHINERY -- 12.1%
    797,200    Airgas, Inc.                                         19,061,052
    122,600    Baldor Electric Co.                                   2,862,710
    128,600    Brady Corp.                                           5,928,460
    660,900    CIRCOR International, Inc.                           13,475,751
    115,000    Grainger (W.W.), Inc.                                 6,612,500
    324,200    Kennametal Inc.                                      14,848,360
    427,400    Regal-Beloit Corp.                                    9,513,924
    166,400    Robbins & Myers, Inc.                                 3,735,680
    574,000    Rockwell Automation Inc.                             21,530,740
    253,500    Snap-on Inc.                                          8,504,925
    253,000    Timken Co.                                            6,701,970
  1,111,900    UNOVA, Inc.                                          22,515,975
    491,900    Wabtec Corp.                                          8,873,876
                                                                --------------
                                                                   144,165,923

INFORMATION TECHNOLOGY SECTOR -- 26.2%
--------------------------------------
               COMMUNICATIONS EQUIPMENT -- 3.6%
    451,800    Advanced Fibre
                 Communications, Inc.                                9,126,360
    818,600    Symbol Technologies, Inc.                            12,066,164
    596,700    Tekelec                                              10,842,039
    229,600    Tollgrade Communications, Inc.                        2,438,352
    684,400    Ulticom, Inc.                                         8,007,480
                                                                --------------
                                                                    42,480,395

               CONSULTING & SERVICES -- 6.3%
    607,500    The BISYS Group, Inc.                                 8,541,450
    742,000    CIBER, Inc.                                           6,099,240
    226,500    Fiserv, Inc.                                          8,808,585
  1,479,100    Ingram Micro Inc.                                    21,402,577
    912,000    Keane, Inc.                                          12,485,280
    379,100    Kforce Inc.                                           3,578,704
    515,000    SunGard Data Systems Inc.                            13,390,000
                                                                --------------
                                                                    74,305,836

               ELECTRONIC EQUIPMENT &
                 INSTRUMENTS -- 0.9%
    200,000    Flextronics International Ltd.                        3,190,000
    880,900    Sanmina-SCI Corp.                                     8,016,190
                                                                --------------
                                                                    11,206,190

               SEMICONDUCTOR EQUIPMENT
                 & PRODUCTS -- 10.7%
    251,200    Actel Corp.                                           4,647,200
    810,000    Altera Corp.                                         17,998,200
    239,200    Anaren, Inc.                                          3,908,528
    760,400    Asyst Technologies, Inc.                              7,862,536
  1,635,000    Conexant Systems, Inc.                                7,079,550
    841,800    Emulex Corp.                                         12,046,158
    922,000    Entegris Inc.                                        10,667,540
    670,000    Exar Corp.                                            9,822,200
    995,300    KEMET Corp.                                          12,162,566
    482,700    Methode Electronics, Inc.                             6,260,619
    707,300    Metron Technology N.V.                                1,711,666
    400,000    Mindspeed Technologies Inc.                           1,984,000
    614,500    MKS Instruments, Inc.                                14,022,890
    806,524    Vishay Intertechnology, Inc.                         14,985,216
    681,200    WJ Communications, Inc.                               2,411,448
                                                                --------------
                                                                   127,570,317

               SOFTWARE -- 4.7%
  1,637,200    Aspen Technology, Inc.                               11,886,072
    161,800    CSG Systems International, Inc.                       3,349,260
  1,410,000    E.piphany, Inc.                                       6,810,300
    160,000    FileNET Corp.                                         5,051,200
    760,400    JDA Software Group, Inc.                             10,014,468
  1,940,000    Parametric Technology Corp.                           9,700,000
    470,700    PeopleSoft, Inc.                                      8,707,950
                                                                --------------
                                                                    55,519,250

MATERIALS SECTOR -- 4.2%
------------------------
               CHEMICALS -- 1.1%
      8,600    H.B. Fuller Co.                                         244,240
    614,950    Intertape Polymer Group Inc.                          4,679,770
    340,000    Millennium Chemicals Inc.                             5,888,800
    223,500    PolyOne Corp.                                         1,662,840
                                                                --------------
                                                                    12,475,650

               PAPER & FOREST PRODUCTS -- 3.1%
    867,900    Kadant Inc.                                          20,074,527
    686,400    Smurfit-Stone Container Corp.                        13,693,680
    190,000    Wausau-Mosinee Paper Corp.                            3,287,000
                                                                --------------
                                                                    37,055,207

TELECOMMUNICATIONS SECTOR -- 1.1%
---------------------------------
               WIRELESS SERVICES -- 1.1%
  1,687,000    Alamosa Holdings, Inc.                               12,399,450
                                                                --------------
                   Total common stocks                             944,859,514

MUTUAL FUNDS -- 3.7% (A)<F3>
    300,000    iShares S&P SmallCap
                 600 Index Fund                                     44,160,000
                                                                --------------
                   Total long-term investments                     989,019,514

SHORT-TERM INVESTMENTS -- 17.5% (A)<F3>

               COMMERCIAL PAPER -- 14.1%
$14,000,000    UBS Finance (DE) LLC,
                 0.95%, due 07/01/04                                14,000,000
 16,000,000    Prudential Funding LLC,
                 1.00%, due 07/02/04                                15,999,555
 16,000,000    Alfa Corp.,
                 1.10%, due 07/06/04                                15,997,555
 14,000,000    United Parcel Services,
                 0.96%, due 07/07/04                                13,997,760
 16,000,000    Verizon Network Funding Corp.,
                 1.03%, due 07/07/04                                15,997,253
 16,000,000    Rabobank USA Financial Corp.,
                 1.10%, due 07/08/04                                15,996,578
  7,000,000    American Express Credit Corp.,
                 1.10%, due 07/09/04                                 6,998,289
 13,000,000    International Lease Finance Corp.,
                 1.08%, due 07/09/04                                12,996,880
 10,000,000    DaimlerChrysler Revolving
                 Auto Conduit LLC
                 1.10%, due 07/12/04                                 9,996,639
  9,000,000    Morgan Stanley Dean
                 Witter & Co. Inc.,
                 1.15%, due 07/13/04                                 8,996,550
$14,000,000    AIG Funding Inc.,
                 1.10%, due 07/14/04                                13,994,439
  7,000,000    Citigroup Global Markets,
                 1.20%, due 07/14/04                                 6,996,967
  9,000,000    Prudential Funding LLC,
                 1.10%, due 07/15/04                                 8,996,150
  7,000,000    National Australia
                 Funding (DE) Inc.,
                 1.20%, due 07/16/04                                 6,996,500
                                                                --------------
                   Total commercial paper                          167,961,115

               VARIABLE RATE DEMAND NOTE -- 3.4%
 40,036,480    U.S. Bank, N.A.                                      40,036,480
                                                                --------------
                   Total short-term investments                    207,997,595
                                                                --------------
                   Total investments                             1,197,017,109
               Liabilities, less cash and
                 receivables -- (0.8%) (A)<F3>                      (9,068,023)
                                                                --------------
                   NET ASSETS                                   $1,187,949,086
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
                 ($0.0001 par value, 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($1,187,949,086 / 35,034,211
                 shares outstanding)                            $        33.91
                                                                --------------
                                                                --------------

(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks, which are listed on a national securities exchange other than the NASDAQ Stock Market but which were not traded on the valuation date are valued at the most recent bid price. All common stocks, which are listed on the NASDAQ Stock Market are valued using the NASDAQ Official Closing Price ("NOCP"). Securities sold short which are listed on a national securities exchange or the NASDAQ Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

                                 FMI FOCUS FUND
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.